UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 2, 2021

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
650 Liberty Avenue, Union, New Jersey 07083
(Address of principal executive offices) (Zip Code)
(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure
On November 2, 2021, Bed Bath & Beyond Inc. (the “Company”) announced a strategic collaboration with The Kroger Co. to directly offer Kroger customers an extensive selection of the most sought-after goods for the home and baby products carried by Bed Bath & Beyond Inc. through Kroger.com as well as a small-scale physical store pilot at select Kroger Family of Companies stores beginning in 2022. A copy of the press release concerning this matter dated November 2, 2021, is attached hereto as Exhibit 99.1.

In addition, on November 2, 2021, the Company announced the launch of its new digital marketplace to build on the Company’s existing authority in key Home & Baby categories.  The marketplace will expand its assortment of key products from a highly curated selection of third-party brand partners that will be seamlessly integrated into the Bed Bath & Beyond digital platform. As part of the Company’s ongoing redefinition of its business model, the Company also announced a refreshment of its leadership. Anu Gupta has been named Chief Growth Officer, a newly created role to focus on internal and external growth opportunities, and Rafeh Masood has been named Chief Customer Officer, also a newly created role that combines his prior digital and brand roles. A copy of the press release concerning this matter dated November 2, 2021, is attached hereto as Exhibit 99.2.
Finally, on November 2, 2021, the Company announced its plan to accelerate the Company’s previously announced $1 billion, three-year share repurchase program approved by the Company’s Board of Directors (the “Authorized Program”). The Company now expects to repurchase the remaining $400 million in shares under the Authorized Program in fiscal 2021, specifically over the third and fourth quarters. The method, timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities.  A copy of the press release concerning this matter dated November 2, 2021, is attached hereto as Exhibit 99.3.

The information in this Current Report on Form 8-K (including the exhibits attached hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Bed Bath & Beyond Inc. on November 2, 2021

99.2	Press Release issued by Bed Bath & Beyond Inc. on November 2, 2021

99.3	Press Release issued by Bed Bath & Beyond Inc. on November 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: November 2, 2021	By:	/s/ Gustavo Arnal
Gustavo Arnal
Chief Financial Officer